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                                                                    EXHIBIT 21

                                     ALABAMA


Alabama-Tennessee Health Network, Inc.

Columbia/HCA Montgomery Healthcare System, Inc.

Doctor's Hospital of Mobile, Inc.

Four Rivers Medical Center PHO, Inc.

Galen Medical Corporation

Huntsville Physical Therapy, Inc.

Maynor Eye Center, Inc.

North Alabama Healthcare System, Inc.

Selma Medical Center Hospital, Inc.

Primesource, L.L.C.




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                                     ALASKA


Chugach Physical Therapy, Inc.
   Chugach Physical Therapy & Fitness Center

Columbia Behavioral Healthcare, Inc.

Columbia North Alaska Healthcare, Inc.






                                       2
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                                     ARIZONA


HCA Health Services of Arizona, Inc.






                                       3
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                                    ARKANSAS


Central Arkansas Provider Network, Inc.

Columbia Health System of Arkansas, Inc.

HCA Health Services of Arkansas, Inc.

Surgicare Outpatient Center of Ft. Smith, Inc.






                                       4
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                                   CALIFORNIA


Beverly Hills Surgical Hospital, Ltd.

Beverly Hills Women's Hospital, Ltd.

Birthing Facility of Beverly Hills, Inc.

C.H.L.H., Inc.

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.
   Columbia Chino Valley Medical Center

Columbia Fallbrook, Inc.

Columbia Pacific Division, Inc.

Columbia Primecare, LLC

Columbia Psychiatric MSO, LLC

Columbia Riverside, Inc.

Columbia/HCA San Clemente, Inc.

Community Hospital of Gardena Corporation, Inc.

Encino Hospital Corporation, Inc.

Galen-Soch, Inc.

HCA Allied Health Services of San Diego, Inc.

HCA Health Services of California, Inc.

HCA Hospital Services of San Diego, Inc.

Healdsburg General Hospital, Inc.

Kingsbury Capital Partners, L.P.

Las Encinas Hospital
   Las Encinas Hospital

LE Corporation





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Los Gatos Surgical Center, a California Limited Partnership
   Columbia Los Gatos surgical Center

Los Robles Regional Medical Center
   Los Robles Regional Medical Center

Los Robles Surgicenter

MCA Investment Company

Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company

PPO Alliance

Psychiatric Company of California, Inc.

Riverside Healthcare System, L.L.C.
   Riverside Community Hospital
   Riverside Community Surgi-Center

Samaritan Medical Center-San Clemente, LLC

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, Inc.

Southwest Surgical Clinic, Inc.
   Columbia Southwest Surgical Clinic

Surgery Center Management, Ltd.

Surgicare of Beverly Hills, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Montebello, Inc.

Surgicare of West Hills, Inc.

Ukiah Hospital Corporation

Visalia Community Hospital, Inc.

VMC Management, Inc.

VMC-GP, Inc.

West Hills Hospital




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   West Hills Hospital & Medical Center

West Los Angeles Physicians' Hospital, Inc.

Westminster Community Hospital

Westside Hospital Limited Partnership






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                                    COLORADO


Bethesda Psychealth Ventures, Inc,.

Centrum Surgery Center, Ltd.
   Centrum Surgery Center

Colorado Healthcare Management, Inc.

Columbia Continental Division, Inc.

Columbia-HealthONE LLC
   Air Life, Inc.
   Arapahoe Medical Plaza
   Belmar Multispecialty, Inc.
   Bethesda Community Mental Health Center, Inc.
   Bethesda Employee Assistant Services, Inc.
   Bethesda Hospital, Inc.
   Bethesda Outpatient and Counseling Service, Inc.
   Bethesda PsycHealth, Inc.
   CallONE
   Cardiology Imaging Group Corporation
   Centennial Athletic Club, Inc.
   Centennial Healthcare Plaza, Inc.
   Center for Eating Management, Inc.
   Challenge Sport and Spine Center
   ChurcHealth, Inc.
   ChurcHelp, Inc.
   Columbia Aurora Presbyterian Hospital
   Columbia Care Manor
   Columbia Centennial Healthcare Plaza
   Columbia Medical Center of Aurora
   Columbia North Suburban Medical Center
   Columbia Park Manor
   Columbia Progressive Care Center
   Columbia Spalding Rehabilitation Hospital
   Columbia Swedish Medical Center
   Columbia Presbyterian/St. Luke's Medical Center
   Columbia-HealthONE Addiction Recovery Units, Inc.
   Columbia-HealthONE Aurora Eye Center, Inc.
   Columbia-HealthONE Business Health Access, Inc.
   Columbia-HealthONE Center for Diabetes Management, Inc.
   Columbia-HealthONE Center for Emotional Growth, Inc.
   Columbia-HealthONE Cosmetic Surgery Center, Inc.
   Columbia-HealthONE Eating Disorders, Inc.
   Columbia-HealthONE Emergency Services, Inc.
   Columbia-HealthONE Health Access, Inc.
   Columbia-HealthONE In Touch, Inc.
   Columbia-HealthONE Optifast, Inc.
   Columbia-HealthONE Physician Referral Dr. Right, Inc.





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   Columbia-HealthONE Rocky Mountain Hernia Center, Inc.
   Columbia-HealthONE Senior Citizens Health Center, Inc.
   Columbia-HealthONE Sleep Disorders Center, Inc.
   Columbia-HealthONE TravelCare, Inc.
   Columbia-HealthONE Women's Health Access, Inc.
   Columbia-HealthONE Women's Services, Inc.
   Denver Broncos Sports Medicine, Inc.
   Head Pain Center
   HealthONE for Children
   HeartONE for Children Institute
   Holly Clinic, Inc.
   Holly Healthcare Bryant, Inc.
   Holly Healthcare Stapleton, Inc.
   Holly Occupational Medicine, Inc.
   HomeHealthONE, Inc.
   Lifelong Choices, Inc.
   Medical Business Access
   Patient Care 2000, Inc.
   Peak Performance in the Workplace, Inc.
   Positive Lifestyles, Inc.
   PresExpress
   PREStaurant
   PsyCare, Inc.
   PsycHealth, Inc.
   PsycSave, Inc.
   P/SL Blood Donor Center, Inc.
   P/SL Bone Marrow Transplant Program, Inc.
   P/SL Cardiac Emergency Network, Inc.
   P/SL Community Health Services, Inc.
   P/SL Hyperbaric Oxygen Medicine, Inc.
   P/SL Institute for Limb Preservation, Inc.
   P/SL Kidney-Pancreas Transplant Program, Inc.
   P/SL Magnetic Resonance Imaging, Inc.
   P/SL Medical Center for Children
   P/SL Mile High Medical Arts Building, Inc.
   P/SL Transplant Program, Inc.
   P/SL Professional Pharmacy, Inc.
   P/SL Women's and Children's Hospital, Inc.
   RapidCare, Inc.
   Rocky Mountain Children's Cancer Center, Inc.
   Rocky Mountain Gastrointestinal Motility Clinic, Inc.
   Rocky Mountain Neurology Center, Inc.
   Rose Medical Center
   Senior Health Access, Inc.
   St. Luke's Professional Plaza, Inc.
   Support Line, Inc.
   The Denver Spine Institute, Inc.
   The Lactation Program, Inc.
   The Parent Line, Inc.
   Timberline Medical Center, Inc.




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   United SeniorCare, Inc.
   United Services Medical Clinic
   Your Partner in Health Care

Columbia/HCA of Denver, Inc.

Columbia/Rose Health System, Inc.

Columbine Psychiatric Center, Inc.

Denver Mid-Town Surgery Center, Ltd.

Eyecare Providers of Colorado, Inc.

Galen of Aurora, Inc.
   Aurora Physicians Building

Health Care Indemnity, Inc.

HealthONE Clinic Services, LLC

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

MOVCO, Inc.

New Rose Holding Company, Inc.

Rose POB, Inc.

Southwest MedPro, Ltd.

Surgicare of Denver Mid-Town, Inc.

Surgicare of Southeast Denver, Inc.

Swedish Medpro, Inc.

Swedish MOB, LLC

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.





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                                    DELAWARE


AC Med, LLC

Aligned Business Consortium Group, L.P.

Alternaco, LLC

Amedicorp, Inc.
   Columbia The Surgery Center Imaging

American Medicorp Development Co.
   Columbia County Medical Plaza
   Doctors Medical Plaza-North
   Duluth MedPlus
   East Ridge Doctors Building
   East Ridge Professional Building
   Lilburn MedPlus
   MetroImaging
   Roswell MedPlus

Ami-Point GA, LLC

AOGN, LLC

Arkansas Medical Park, LLC

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Bayshore Partner, LLC

BMC-CT, Inc.

BNA Associates, Inc.

Brunswick Hospital, LLC

C/HCA Capital, Inc.

C/HCA, Inc.

CCN Managed Care, Inc.

Capital General Partnership

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

CHC Finance Co.



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CHC Holdings, Inc.

CHC Payroll Agent, Inc.

CHCA Bayshore, L.P.

CHCA Clear Lake L.P.

CHCA Conroe, L.P.

CHCA Hospital LP, Inc.

CHCA Mainland, L.P.

CHCA Management Services, L.P.

CHCA West Houston, L.P.

Clear Lake Partner, LLC

ClinicServ, LLC

CMS GP, LLC

Coastal Bend Hospital, Inc.
   North Bay Hospital

Coastal Healthcare Services, Inc.

Coliseum Health Group, LLC

Coliseum Medical Center, LLC
   Columbia Coliseum Medical Centers
   Coliseum Same Day Surgery Center

Coliseum Psychiatric Center, LLC
   Coliseum Psychiatric Center

Columbia Bethany GP, Inc.

Columbia Bethany Holdings, Inc.

Columbia Behavioral Health, LLC

Columbia Destin Management, LLC

Columbia GP, Inc.

Columbia Homecare Group, Inc.

Columbia Hospital (Palm Beaches) Limited Partnership
   Columbia Hospital

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston
   Columbia Bellaire Medical Center

Columbia Hospital Corporation - Delaware

Columbia Long Term Care Facility Limited Partnership




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Columbia Management Companies, Inc.

Columbia Mesquite Health System, L.P.

Columbia Olympia Management, Inc.

Columbia Palm Beach GP, LLC

Columbia Palms West Hospital Limited Partnership

Columbia Rio Grande Healthcare, L.P.
   Rio Grande Regional Hospital

Columbia Sentinel GP, Inc.

Columbia Valley Healthcare System, L.P.
   Valley Regional Medical Center

Columbia Westbank Healthcare, L.P.

Columbia/HCA Middle East Management Company

Columbia/JFK Medical Center Limited Partnership
   JFK Medical Center
   Transitional Care Unit

Conroe Partner, LLC

CoralStone Management, Inc.

Cornerstone Health Management Company

COSCORP, LLC

CPS TN Processor 1, Inc.

Dallas/Ft. Worth Physicians, LLC

Danforth Hospital, Inc.
   Columbia Mainland Medical Center

Delaware Psychiatric Company, Inc.

Doctors Hospital of Augusta, Inc.
   Augusta Diagnostic Associates
   Doctors Hospital (Augusta)
   Columbia County Urgent Care Center
   West Augusta Imaging Center
   West Augusta Radiation Oncology Center

Drake Development Company




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Drake Development Company II

Drake Development Company III

Drake Development Company IV

Drake Development Company V

Drake Development Company VI

Drake Management Company

EarthStone HomeHealth Company

Edison Homes-Southeast, Inc.

Edmond Regional Medical Center, LLC
   Edmond Regional Medical Center

El Campo Hospital, L.P.

EMMC, LLC

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.
   First Care Clinics

EPIC Healthcare Management Company

EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

FHAL, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Galen (Kansas) Merger, LLC

Galen BH, Inc.




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Galen GOK, LLC

Galen Holdco, LLC

Galen Hospital Alaska, Inc.
   Alaska Regional Hospital

Galen Hospital Corporation, Inc.
   Women's Hospital of Indianapolis
   Floresville Medical Clinic
   Southwest Fertility Institute
   Township Line Pharmacy

Galen KY, LLC

Galen LA, LLC

Galen MCS, LLC

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen SOM, LLC

Galen SSH, LLC

Galendeco, Inc.

GalTex, LLC

Garden Park Community Hospital, L.P.
   Coastal Imaging Center of Gulfport
   Columbia Garden Park Hospital
   Columbia Outpatient Surgical Center

Georgia Health Holdings, Inc.

Georgia, L.P.

GHC - Galen Health Care, LLC

GHI Sunrise Hospital, LLC

Glendale Surgical, LLC

Good Samaritan Hospital, L.P.




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   Good Samaritan Hospital

Good Samaritan Hospital, LLC

GPCH-CP, Inc.

Grand Strand Regional Medical Center, LLC

Greystone Healthcare, Inc.

GKI Lawrence, LLC

H.H.U.K., Inc.

HCA Health Services of Midwest, Inc.
   Columbia Health System of Arkansas
   Columbia Weber Clinic

HCA Holdco, LLC

HCA Investments, Inc.

HCA Psychiatric Company (DE)

HCA Squared, LLC

HCA Wesley Rehabilitation Hospital, Inc.

Health Services (Delaware), Inc.

Healthserv Acquisition, LLC

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

Healthserv Acquisition, LLC

Healthtrust, Inc.- The Hospital Company

Healthtrust Purchasing Group, L.P.

Hearthstone Home Health, Inc.

Heloma Operations, LLC

HHNC, LLC





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Hospital Corp, LLC

Hospital Development Properties, Inc.
   Columbia Edmond Medical Building
   Murchison Medical Building
   Murchison Medical Plaza

Hospital of South Valley, LLC

Indian Path, LLC

Integrated Health Corporation

Integrated Regional Laboratories

JCSH, LLC

JCSHLP, LLC

Kansas Healthserv, LLC

Katy Medical Center, Inc.

Kendall Regional Medical Center, LLC

Lake City Health Centers, Inc.

Lakeland Medical Center, LLC
   Lakeland Medical Center

Lakeview Medical Center, LLC
   Lakeview Regional Medical Center

Laredo Medco, LLC

Lawrence Amdeco, LLC

Lawrence Medical, LLC
   Mt. Oread Surgery Centers

Lewis-Gale Medical Center, LLC
   Lewis-Gale Medical Center

Loon Investments, Inc.

Macon Healthcare, LLC

Macon Northside Health Group, LLC

Macon Northside Hospital, LLC
   Macon Northside Hospital



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Mainland Partner, LLC

Mallard Finance Company

Management Services LP, LLC

Marion Holdings, LLC

Med-Point, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Corporation of America

Medical Office Buildings of Alaska, LLC

Medical Office Buildings of California, LLC

Medical Office Buildings of Florida, LLC

Medical Office Buildings of Georgia, LLC

Medical Office Buildings of Indiana, LLC

Medical Office Buildings of Kansas, LLC

Medical Office Buildings of Kentucky, LLC

Medical Office Buildings of Louisiana, LLC

Medical Office Buildings of Nevada (Sunrise), LLC

Medical Office Buildings of Nevada, LLC

Medical Office Buildings of South Carolina, LLC

Medical Office Buildings of Tennessee, LLC

Medical Office Buildings of Texas, L.P.

Medical Office Buildings of Utah, LLC

Medical Office Buildings of Virginia, LLC

Medical Office Buildings of Washington, LLC

Medical Office Buildings of West Virginia, LLC




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Medical Specialties, Inc.
   Coral Springs Family Medicine
   Parkway Medical Associates

Medistone Healthcare Ventures, Inc.
   Columbia Hospice Waco

Medistone Management Company

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.
   Columbia Greater New Orleans Surgery Center
   Columbia Lake Worth Surgery Center
   Omni Eye Services
   Omni Eye Services of Chattanooga
   The Eye Surgery Center of the Rio Grande Valley

MedNet USA, Inc.

Mid-Continent Health Services, Inc.
   Columbia Medical Supply/Pharmacy

Middle Georgia Hospital, LLC
   Middle Georgia Hospital

MOB/GP of Texas, LLC

MOB/LP of Texas, LLC

Mobile Corps, Inc.

MRH Investments, LLC

MRT&C, Inc.

North Texas Medical Center, Inc.

Northwest Florida Home Health Services, Inc.

Notami, LLC

Notami Hospitals, LLC

Notami Service Company

Notco, LLC




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NTGP, Inc.

NTMC Ambulatory Surgery Center, L.P.
   Columbia Surgery Center of McKinney

NTMC Management Company

NTMC Venture, Inc.

Odessa, LLC

Orlando Outpatient Surgical Center, Inc.

Paragon SDS, Inc.

Paragon WSC, Inc.

Parkway Cardiac Center Management Company

Parkway Hospital, Inc.

Pecos Physicians, L.P.

Physician Venture Management, L.L.C.

Pinellas Medical, LLC

Pioneer Medical, LLC

PMM, Inc.
   Augusta Womens Medical Group

Preferred Works, Inc.

Primary Care Acquisition, Inc.

Primary Medical Management, Inc.
   Agoura Hills Medical Group
   Columbia Management Services Organization
   Northside Clinic
   Park Medical Center
   The Carrollton Center for Family Health Care
   Westbrook Medical Practice
   Westlake Women's Health Management Clinic

Putnam Regional GP, Inc.

RCH, LLC

Reston Hospital Center, LLC



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Riverside Hospital, Inc.
   COSMC
   Northwest Regional Hospital
   South Texas Pain Management Center

Round Rock Hospital, Inc.

Samaritan, LLC

San Jose, LLC

San Jose Healthcare System, L.P.

San Jose Hospital, L.P.
   San Jose Medical Center

San Jose Medical Center, LLC

SJMC, LLC

SMCH, LLC

South Valley Hospital, L.P.

Southwestern Medical Center, LLC
   Southwestern Medical Center

Spalding Rehabilitation, L.L.C.

Springview KY, LLC

SR Medical Center, LLC

St. Augustine General Hospital, L.P.

St. Luke's Princeton, LLC

Stones River Hospital, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Summit General Partner, Inc.

Sun-Med, LLC

Sun Bay Medical Office Building, Inc.

Sunrise Hospital and Medical Center, LLC
   Sunrise Hospital and Medical Center




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Surgico, LLC

SVH, LLC

Swedish MOB Acquisition, Inc.

Terre Haute Regional Rehabilitation Hospital, L.P.

The Coltree Corporation

Tri-Cities Rehabilitation Hospital, L.P.

Trident Medical Center, LLC
   Trident Medical Center
   Columbia Charleston Healthcare
   Moncks Corner Medical Center
   Summerville Skilled Nursing Facility
   Trident Senior Health Center
   Trident Sports Medicine & Rehabilitation
   HealthFinders
   Trident Health Improvement Center
   Trident Medical Arts MRI
   Trident Health System
   Trident Skilled Nursing Facility

Utah Medco, LLC

Value Health Management, Inc.

Vicksburg Diagnostic Services, L.P.

Wesley Medical Center, LLC
   Wesley Medical Center

West Houston, LLC

West Virginia Mobile Services, LLC

Westbury Hospital, Inc.

WHG Medical, LLC

WJHC, LLC




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                                     FLORIDA

All About Staffing, Inc.
   Columbia Staffing Services

Ambulatory Laser Associates, GP

Ambulatory Surgery Center Group, Ltd.
   Ambulatory Surgery Center

Bay Hospital, Inc.
   Gulf Coast Medical Center
   Columbia Senior Rehabilitation Center

Belleair Surgery Center, Ltd.
   Belleair Surgery Center

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.
   Surgery Center Bonita Bay

Brandon Regional Imaging, Inc.

Brandon Surgi-Center Joint Venture
   Brandon Surgery Center

Broward Healthcare System, Inc.

Broward Physician Practices, Ltd.

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.
   Cape Coral Surgery Center

CCH-GP, Inc.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Cedars Healthcare Group, Ltd.
   Cedars Medical Center
   Victoria Pavilion

Central Florida Division Practice, Inc.






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Central Florida Regional Hospital, Inc.
   Central Florida CORF - Deltona
   Central Florida Regional Hospital
   Columbia Rehab Management
   Lake Mary Imaging
   Women's Wellness Center

Charlotte Community Hospital, Inc.

Clearwater Community Hospital Limited Partnership

Collier County Home Health Agency, Inc.

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Cancer Research Network of Florida, Inc.

Columbia Central Florida Division, Inc.

Columbia Credentialing Services, Inc.

Columbia Deland Imaging Services, Inc.

Columbia Development of Florida, Inc.
   Santa Rosa Emergency Medical Services

Columbia Eye & Specialty Surgery Center, Ltd.
   Tampa Eye & Specialty Surgery Center

Columbia Florida Group, Inc.

Columbia Gulf Coast Network, Inc.

Columbia Homecare - Central Florida, Inc.

Columbia Homecare - North Florida, Inc.

Columbia Homecare of Tampa Bay, Inc.

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach





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Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward
   Westside Regional Medical Center

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida
   Florida Physicians Group

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation - SMM

Columbia Integrated Services, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Medical Alert Systems of Tampa Bay, Inc.

Columbia Medical Group of Volusia County, Inc.
   Family Medical Associates

Columbia Memorial Diagnostic Services, Inc.

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Division, Inc.

Columbia North Florida Regional Medical Center Limited Partnership

Columbia Ocala Regional Medical Center Physician Group, Inc.
   CORMC Physician Group

Columbia Park Healthcare System, Inc.

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Medical Center, Inc.

Columbia Physician Services - Florida Group, Inc.
   Columbia Behavioral Health
   Columbia Company Care
   Columbia Physician Services
   Columbia Senior Health Center
   Columbia Specialty Services




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Columbia Resource Network, Inc.

Columbia South Florida Division, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia/HCA of Treasure Coast, Inc.

Company Care, Inc.

Coral Springs Surgi-Center, Ltd.
   Surgery Center at Coral Springs

Countryside Surgery Center, Ltd.
   Countryside Surgery Center

Dade Physician Practices, Ltd.

Daytona Medical Center, Inc.

Daytona Physician Practices, Ltd.

Deland Surgery Center, Ltd.
   Deland Surgery Center

Diagnostic Breast Center, Inc.
   Diagnostic Breast Center

Doctor's Physicians Care, Inc.

Doctors Osteopathic Medical Center, Inc.
   Doctors Family Clinic
   Gulf Coast Hospital
   Gulf Coast Pediatrics
   Gulf Shore Pediatrics

Doctors Pediatric Clinic, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.
   Doctors Same Day Surgery Center

Doctors' Special Surgery Center of Jacksonville, Ltd.

East Pointe Hospital, Inc.
   East Pointe Hospital




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East Point PHO, Inc.

East Pointe Physician Management, Inc.

Ed White Physician Clinic, Inc.

Edward White Hospital, Inc.
   Edward White Hospital
   Physician Offices of Ed White

Emergency Physician Services, Inc.

Englewood Community Health Care Group, Inc.

Englewood Community Hospital, Inc.
   Columbia Englewood Community Hospital

Fawcett Memorial Hospital, Inc.
   Fawcett Memorial Hospital
   Columbia/HCA Spine & Arthritis Centers
   The Memory Center

First Physicians Care, Inc.

Florida Home Health Services - Private Care, Inc.
   Columbia Staffing Services

Florida MRI Services, Inc.

Florida Outpatient Surgery Center, Ltd.
   Florida Surgery Center

Florida Primary Physicians, Inc.

Florida Psychiatric Company, Inc.

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.
   Fort Walton Beach Medical Center

Galen Diagnostic Multicenter, Ltd.
   Medical Park Diagnostic Center

Galen Hospital - Pembroke Pines, Inc.

Galen of Florida, Inc.
   Bushnell Family Practice Center
   Dade City Professional Building




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



   Normandy Manor Transitional Living Facility
   Pasco Community Hospital
   Pasco Community Medical Park
   Seminole Family Health Centers
   St. Petersburg Medical Center
   West Central Florida OB/GYN

Galencare, Inc.
   Brandon Regional Hospital
   Community Cancer Center of Brandon Regional Hospital
   Northeast Family Practice Center
   Northside Hospital
   Tampa Bay Vascular Institute
   West Central Florida - Shared Services

Grant Center Hospital of Ocala, Inc.
   Columbia North Florida Regional MSO
   Physician Care

Greater Ft. Myers Physician Practices, Ltd.

Gulf Coast Health Technologies, Inc.

Gulf Coast Physicians, Inc.

Hamilton Memorial Hospital, Inc.

HCA Family Care Center, Inc.
   Columbia Imaging Services Nova

HCA Health Services of Florida, Inc.
   Blake Medical Center
   Columbia Medical and Financial Management
   Columbia North Florida Radiation Oncology
   Columbia Regional Medical Center Bayonet Point
   Columbia Treasure Coast Physician Services
   Oak Hill Hospital
   Saint Lucie Medical Center

HD&S Corp. Successor, Inc.

Homecare North, Inc.

Hospital Corporation of Lake Worth

Hospital Development & Services Corp.





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Imaging and Surgery Center of Florida, Inc.
   Clearwater Imaging

Imaging Corp. of the Palm Beaches, Inc.

Jacksonville Physician Practices, Ltd.

Jacksonville Surgery Center, Ltd.
   Columbia Jacksonville Surgery Center

JFK Real Properties, Ltd.

Kendall Healthcare Group, Ltd.
   First Health Center
   Kendall Medical Center
   Kendall Outpatient Rehabilitation Facility
   The Atrium at Kendall Regional Medical Center

Kendall Therapy Center, Ltd.
   Kendall Therapy Center

Kissimmee Surgicare, Ltd.
   Columbia Kissimmee Surgery Center

Lake City Homecare, Inc.

Lake Worth MRI, Limited

Largo Medical Center, Inc.
   Largo Medical Center

Lawnwood Medical Center, Inc.
   Harbour Shores of Lawnwood
   Lawnwood Pavilion
   Lawnwood Regional Medical Center

Lawnwood Regional Cancer Center Limited Partnership

Lehigh Physician Practice, Ltd.

M & M of Ocala, Inc.

Manatee Surgicare, Ltd.
   Gulf Coast Surgery Center

Marion Community Hospital, Inc.
   Ocala Regional Medical Center

Medical Center of Port St. Lucie, Inc.




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Medical Center of Santa Rosa, Inc.

Medivision Properties of Hillsborough County, Inc.

MedPlan, Inc.

Memorial Healthcare Group, Inc.
   Memorial Hospital Jacksonville
   Specialty Hospital Jacksonville

Memorial Surgicare, Ltd.
   Plaza Surgery Center

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach Healthcare Group, Ltd.
   Aventura Comprehensive Cancer Center
   Aventura Health Center
   Aventura Hospital and Medical Center
   Aventura Hospital Senior Health Center
   Aventura Outpatient Rehabilitation Center
   Aventura Surgery Center
   Children's After Hours Walk-In Clinic
   Miami Heart Institute and Medical Center
   Hallandale Health Center
   Wound Healing Center

Miami Heart Medical Management Services, Inc.

Naples Physician Practices, Ltd.

Naples Rehabilitative Health Services, Inc.
   Naples Rehab Center

New Port Richey Hospital, Inc.
   Community Hospital of New Port Richey

New Port Richey Physician Hospital Organization, Inc.

New Port Richey Surgery Center, Ltd.
   New Port Richey Surgery Center

Network MS of Florida, Inc.

North Beach Hospital, Inc.

North Central Florida Health System, Inc.




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North Central Florida Physician Practices, Ltd.
   Pediatric Associates of Gainesville

North Florida Division Practice, Inc.

North Florida GI Center, Ltd.
   North Florida Endoscopy Center

North Florida GI Center GP, Inc.

North Florida Immediate Care Center, Inc.

North Florida Infusion Corporation

North Florida Physician Services, Inc.

North Florida Practice Management, Inc.

North Florida Regional Imaging Center, Ltd.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.
   North Florida Regional Medical Center

North Palm Beach County Surgery Center, Ltd.
   North County Surgicenter

North Tampa Physician Practices, Ltd.
   Family Medical Care
   South Bay Family Medical Center

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.
   Bayview Senior Health Center
   Behavioral Health Systems of North Broward
   Cypress Medical Office Building
   Northwest Medical Center
   Senior Health Center of Ft. Lauderdale
   Diabetic Care Center

Notami (Clearwater), Inc.
   CCH Healthcare Centers

Notami Hospitals of Florida, Inc.
   Lake City Medical Center
   Cypress Center for Partial Hospitalization

Oak Hill Acquisition, Inc.
   Columbia Oak Hill Ambulatory Surgery and Endoscopy Center

Ocala Regional Outpatient Services, Inc.

Okaloosa Hospital, Inc.
   Twin Cities Hospital

Okeechobee Hospital, Inc.
   Raulerson Hospital

OneSource Health Network of South Florida, Inc.
   OneSource Health Network

OPMC Physician Group, Inc.

Orange Park Medical Center, Inc.
   Orange Park Medical Center

Orlando Depression Center, Inc.
   Orlando Depression Center

Orlando Physician Practices, Ltd.

Orlando Surgicare, Ltd.
   Same Day Surgicenter of Orlando

Osceola Regional Hospital, Inc.
   Kissimmee Imaging
   Osceola Regional Medical Center

Outpatient Surgical Services, Ltd.
   Outpatient Surgical Services

Palm Beach Healthcare System, Inc.

Palm Beach Physician Practices, Ltd.

Palms West Physician Hospital Organization, Inc.

Panhandle Physician Practices, Ltd.

Paragon PHO of North Florida, Inc.

PCMC Physician Group, Inc.

Physical Therapy of Orlando, Inc.

Pinellas Surgery Center, Ltd.
   Center for Special Surgery

Plantation Physicians, Ltd.

Port St. Lucie Surgery Center, Ltd.
   St. Lucie Surgery Center

Premier Medical Management, Ltd.
   Premier Family Care
   Women's Health Specialists

Premier Providers Network of Pinellas County, Inc.
   Premier Providers Network

Premier Providers of Hillsborough County, Inc.

Primary Care Medical Associates, Inc.

Putnam Hospital, Inc.
   Putnam Community Medical Center

San Pablo Surgery Center, Ltd.
   San Pablo Surgery Center

Sarasota Doctors Hospital, Inc.
   Advanced Womens Care
   Doctors Data Center
   Doctors Hospital of Sarasota
   Doctors Medical Lab
   Midtown Nuclear Medicine
   Midtown Radiology
   MRI of Sarasota
   Paragon Associates in Internal Medicine
   Sarasota Rehabilitation Center
   Sarasota Vascular Lab
   The Center for Breast Care

South Bay Physician Clinics, Inc.

South Broward Medical Practice Partners, Ltd.

South Broward Practices, Inc.

South Dade Healthcare Group, Ltd.
   Deering Hospital
   International Travel Health Center

South Florida Division Practice, Inc.

South Seminole Hospital, Inc.

South Tampa Physician Practices, Ltd.

Southwest Florida Division Practice, Inc.

Southwest Florida Health System, Inc.
   Consult-A-Nurse
   Healthcare Referral

Southwest Florida Management Associates, Inc.

Southwest Florida Medical Ventures, Inc.

Southwest Florida Regional Medical Center, Inc.
   Columbia Care
   Columbia Center for Cosmetic Surgery
   Columbia Health Services at Belmont Woods
   Mature Adult Counseling Center
   Southwest Florida Regional Medical Center
   The Memory Center

Space Coast Surgical Center, Ltd.
   Columbia Surgery Center Merritt Island

St. Augustine Hospital, Inc.

Stuart Outpatient Surgery Center, Ltd.

Sun City Hospital, Inc.
   South Bay Hospital
   South Bay Physician Clinic
   South Bay Rehab Center
   South Bay Transitional Care Unit
   Memory Loss Clinic

Surgical Center Associates, Ltd.
   Winter Park Ambulatory Surgery Center

Surgical Park Center, Ltd.
   Radial Keratomy Institute of Surgical Park
   Surgical Park Center
   Surgiscopic Center at Surgical Park

Surgicare America - Winter Park, Inc,

Surgicare of Altamonte Springs, Inc.

Surgicare of Brandon, Inc.

Surgicare of Central Florida, Inc.

Surgicare of Central Florida, Ltd.
   Central Florida Surgicenter

Surgicare of Countryside, Inc.

Surgicare of Deland, Inc.

Surgicare of Florida, Inc.
   Tampa Bay Area Anesthesia

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of New Port Richey, Inc.

Surgicare of Orange Park, Inc.
   Orange Park Surgery Center

Surgicare of Orange Park, Ltd.

Surgicare of Orlando, Inc.

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.
   Surgery Center at St. Andrews

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Surgicare of West Palm Beach, Ltd.

Surgicare of Zephyrhills, Inc.

Systems Medical Management, Inc.
   OneSource Health Network
   PPO Alliance
   The Health Advantage Network

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.
   Tallahassee Community Hospital

Tallahassee Orthopaedic Surgery Partners, Ltd.
   Tallahassee Outpatient Surgery Center

Tallahassee Physician Practices, Ltd.

Tamarac Acquisition Corporation

Tamarac Hospital Corporation, Inc.

Tampa Bay Division Practice, Inc.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

TCH Physician Group, Inc.

The Pinellas Healthcare Alliance, Inc.

Treasure Coast Centers, Inc.
   Columbia Emergi-Center Jensen Beach
   Columbia Emergi-Center St. Lucie West

Treasure Coast Physician Practices, Ltd.

University Hospital, Ltd.
   A Center for Women
   University Hospital & Medical Center
   University Pavilion

University Parkway Healthcare Associates, Inc.

University Physicians Pavilion Association, Inc.

University Psychiatric Center, Inc.

Visual Health and Surgical Center, Inc.
   Visual Health and Surgical Center
   Visual Health Plantation
   Visual Health/Bentz Eye Center
   Visual Health Center Pompano

Volusia Healthcare Network, Inc.

West Broward Outpatient GI Center, Inc.

West Florida Division, Inc.

West Florida Regional Medical Center, Inc.
   Okaloosa Cancer Care Center
   West Florida Regional Medical Center

West Palm Beach Eye Surgery, Ltd.

Westside Surgery Center, Ltd.
   Columbia Parkside Surgery Center

Winter Park Healthcare Group, Ltd.
   Park Infusion
   Winter Park Memorial Hospital

Winter Park Physician Services, Inc.

Women's and Children's Health Connection, Inc.

                                     GEORGIA



AOA Gulf Coast Partners, Ltd.

AOSC Sports Medicine, Ltd.

AOSC Sports Medicine, Inc.
   Northside Sports Medicine & Rehabilitation

Atlanta Home Care, L.P.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Augusta Physician Practice Company
   Augusta Primary Care

Barrow Physician Network, Inc.

Cartersville Physician Practice Network, Inc.

Central Health Services, Inc.

Central Home Health Care of Chattanooga, Inc.

Chatsworth Hospital Corporation

Church Street Doctors Buildings, Ltd.

Church Street Partners, G.P.

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.

Coliseum Same Day Surgery Center, L.P.

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Health Systems of Georgia Resource Network, Inc.

Columbia Northlake Surgical Center, Ltd.

Columbia Physicians Services, Inc.

Columbia Polk General Hospital, Inc.
   Polk Medical Center
   Emergency Physicians of Polk Hospital

Columbia Redmond Occupational Health, Inc.

Columbia Surgicare of Augusta, Ltd.

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

Columbus Doctors Hospital, Inc.
   Doctors Hospital

Columbus Management Group, Inc.

Community Home Nursing Care, Inc.

Cumberland Physician Corporation

Dekalb Home Health Services, Inc.

Diagnostic Services, G.P.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

Dublin Community Hospital, Inc.
   Columbia Fairview Park Hospital

Dunwoody Physician Practice Network, Inc.

Eastside Physician Practice Network, Inc.

EHCA Cartersville, LLC
   Emory Cartersville Medical Center

EHCA Dunwoody, LLC
   Emory Dunwoody Medical Center

EHCA Eastside, LLC
   Emory Eastside Medical Center

EHCA Metropolitan, LLC
   Metropolitan Hospital

EHCA Northlake, LLC
   Emory Northlake Regional Medical Center

EHCA Parkway, LLC
   Emory Parkway Medical Center

EHCA Peachtree, LLC
   Emory Peachtree Medical Center

Fairview Physician Practice Company

Gainesville Cardiology, Inc.

Georgia Psychiatric Company, Inc.

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.

HCA Health Services of Georgia, Inc.
   Hughston Sports Medicine Hospital

Health Care Management Corporation

Healthfield Services of Middle Georgia, Inc.

Hospital Corporation of Lanier, Inc.
   Lanier Park Hospital

Lanier Physician Practice Network, Inc.

Lanier Physician Services, Inc.
   Lanier Park Primary Care

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.
   Marietta Surgical Center

Marietta Surgical Center, Inc.

Med Corp., Inc.

Med-Care, Inc.

MedFirst, Inc.

Medical Center-West, Inc.

MOSC Sports Medicine, Inc.
   SportsSouth Sports Medicine & Rehabilitation

Newnan Hospitals, L.L.C.

North Cobb Physical Therapy, Inc.
   North Cobb Physical Therapy

North Georgia Home Health Agency, Inc.

Northlake Physician Practice Network, Inc.

Northlake Surgery Center, Inc.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Palmyra Park Hospital, Inc.
   Palmyra Medical Centers

Parkway Physician Practice Company

Peachtree Corners Surgery Center, Ltd.

Peachtree Physician Practice Network, Inc.

Polk Physician Practice Network, Inc.

Redmond ER Services, Inc.

Redmond P.D.N., Inc.

Redmond Park Health Services, Inc.

Redmond Park Hospital, Inc.
   Redmond Regional Medical Center
   Emergency Physicians of CRRMS
   The Surgery Center of Rome

Redmond Physician Practice Company
   F. Lee O'Neal, Jr., M.D.
   Redmond Family Care Center at Shannon
   Redmond Family Care Center at Trion
   Redmond Family Care Center at WestRome
   Redmond Prime Health

Redmond Physician Practice Company II
   Redmond Family Care Center at Armuchee

Redmond Physician Practice Company III
   Redmond NW Georgia Internal Medicine

Redmond Physician Practice Company IV
   Randolph P. Sumner, M.D. Family Practice

Redmond Physician Practice Company V
   Redmond Family Care Center at Lindale

Redmond Physician Practice Company VI

Rome Imaging Center Limited Partnership

Southeast Division, Inc.

Surgery Center of Rome, Inc.

Surgicare of Augusta, Inc.
   Augusta Surgical Center

Surgicare Outpatient Center of Brunswick, Inc.

The Guild of Augusta Regional Medical Center

The Rankin

Tugaloo Home Health Agency, Inc.

Urology Center of North Georgia, LLC

West Paces Ferry Hospital, Inc.

West Paces Imaging Associates, L.P.

West Paces Physician Services, Inc.

West Paces Services, Inc.

                                      IDAHO


Eastern Idaho Health Services, Inc.
   Eastern Idaho Regional Behavioral Health Center
   Eastern Idaho Regional Medical Center

West Valley Medical Center, Inc.
   Columbia West Valley Medical Center
   West Valley Therapy Connection

                                    ILLINOIS

Chicago Grant Hospital, Inc.

COFH, Inc.

Columbia Chicago Division, Inc.

Columbia Chicago Homecare, Inc.

Columbia Chicago Osteopathic Hospitals, Inc.

Columbia Health Partners, Inc.

Columbia LaGrange Hospital, Inc.

Columbia Physician Partners Management, Inc.

Columbia Surgicare - North Michigan Ave., L.P.

Galen Hospital Illinois, Inc.

Galen of Illinois, Inc.
   Community Medical Plaza

Illinois Psychiatric Hospital Company, Inc.
   Chicago Lakeshore Hospital
   Columbia Behavioral Health Provider Organization
   Columbia Chicago Lakeshore Hospital South Campus
   Riveredge Hospital

Smith Laboratories, Inc.

Surgicare of North Michigan Avenue, Inc.

Surgicare of Palos Heights, Inc.

                                     INDIANA

BAMI-COL, INC.

Basic American Medical, Inc.

Columbia PhysicianCare Outpatient Surgery Center, Ltd.
   Columbia PhysicianCare Outpatient Surgery Center

F & E Community Developers of Florida, Inc.

HTI Health Services of Indiana, Inc.

Jeffersonville MediVision, Inc.

Physician Practices of Terre Haute, Inc.

Surgicare of Indianapolis, Inc.

Surgicare of Jeffersonville, L.L.C.
   John-Kenyon Surgery Center

Terre Haute Regional Hospital, Inc.
   Indiana Institute for Lung Disease and Exercise Physiology
   Regional Family Medical Center
   Terre Haute Regional Hospital

Terre Haute Regional Physician Hospital Organization, Inc.

Thomasville Hospital, Inc.

Women's Management Services, Inc.

                                     KANSAS


Columbia Mid-West Division, Inc.

Day Surgery, Inc.

Galichia Laboratories, Inc.

HCA Health Services of Kansas, Inc.

OB-GYN Diagnostics, Inc.

Overland Park Homecare Services, Inc.

Surgicare of Wichita, Ltd.
   Columbia Surgicare of Wichita

Surgicare of Wichita, Inc.

Surgicenter of Johnson County, Inc.

Surgicenter of Johnson County, Ltd.
   Columbia Surgicenter of Johnson County

Total Healthcare, Inc.

Womens's Healthcare Management Group, LLC

                                    KENTUCKY



B.G. MRI, Inc.

CHCK, Inc.
   Samaritan Hospital
   Kentucky Center for Reproductive Medicine
   Primary Care Partners of Lexington

Columbia Behavioral Health Network, Inc.

Columbia Kentucky Division, Inc.

Columbia Medical Group - Frankfort, Inc.

Columbia Medical Group - Greenview, Inc.

Columbia Medical Group - Louisville, Inc.

Columbia Medical Group - Pinelake, Inc.

Columbia/Kentucky Services, Inc.

Frankfort Hospital, Inc.
   Bluegrass Regional Primary Care Centre
   Frankfort Regional Medical Center

Galen International Holdings, Inc.

Galen of Kentucky, Inc.

GALENCO, Inc.

Greenview Hospital, Inc.
   Greenview Regional Hospital

Physicians Medical Management, L.L.C.

South Central Kentucky Corp.

Spring View Health Alliance, Inc.

Springview Hospital, Inc.

Subco of Kentucky, Inc.

Tri-County Community Hospital, Inc.

                                    LOUISIANA



Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

BRASS East Surgery Center Partnership in Commendam
   Columbia Outpatient Surgery Center of Baton Rouge
   The Outpatient Surgery Center for Sight

Columbia Healthcare System of Louisiana, Inc.
   Associates of Internal Medicine
   Physician Practice Management
   The Women's Center

Columbia Lakeview Surgery Center, L.P.

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.
   Capital Area Provider Alliance

Columbia/HCA of New Orleans, Inc.
   Columbia Regional Healthcare Network

Columbia/Lakeview, Inc.

Dauterive Hospital Corporation
   Dauterive Hospital

Hamilton Medical Center, Inc.

HCA Health Services of Louisiana, Inc.
   North Monroe Hospital

HCA Highland Hospital, Inc.

Lake Area Medical Center, Inc.

Lake Charles Surgery Center, Inc.

Lakeview Radiation Oncology, L.L.C.

Louisiana Psychiatric Company, Inc.

Medical Center of Baton Rouge, Inc.
   Lakeside Hospital
   Medical Center of Baton Rouge Genesis Family Centered Birthplace

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.

Ponchartrain Regional Healthcare Network, Inc.

Rapides Healthcare System, L.L.C.
   Avoyelles Hospital
   Eunice Rural Health Clinic
   Evangeline Community Home
   Fair Oaks of Evangeline
   Kinder Rural Health Clinic
   Oakdale Community Hospital
   Oakdale Rural Health Clinic
   Rapides Cancer Center
   Rapides Heart Center
   Rapides Home Health
   Rapides Industrial Medicine
   Rapides Regional Medical Center
   Savoy Care Center
   Savoy Elton Rural Health Clinic
   Savoy Medical Center
   Savoy Family Hospice
   Savoy Homehealth
   SMC New Horizons
   South Allen Doctors Clinic
   Winn Parish Medical Center
   Rapides Women's and Children's

Select Healthcare Services, Inc.

Surgicare Merger Company of Louisiana

Surgicare of Lafayette, Inc.

Surgicare of Lakeview, Inc.
   Mandeville Surgery Center

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicenter of East Jefferson, Inc.

University Healthcare System, L.C.
   Tulane University Hospital and Clinic

Ville Platte Acquisition Corporation

WGH, Inc.

Williamson Eye Center, In Commendam

Women's and Children's Hospital, Inc.
   Women's and Children's Hospital

                                  MASSACHUSETTS


Columbia Homecare, Limited Partnership

Columbia Homecare of Massachusetts, Inc.

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Neponset Healthcare System, Inc.

Orlando Outpatient Surgical Center, Ltd.
   MediVision of Orlando

Surgicare of Suburban, Inc.

Waltham Surgicare, Inc.

                                   MISSISSIPPI


Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Galen of Mississippi, Inc.

Garden Park Investments, L.P.

Garden Park Physician Services Corporation

GOSC, LP

GOSC-GP, Inc.

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.

Lakeland Physicians Medical Building, Inc.

VIP, Inc.

                                    MISSOURI

Galen Sale Corporation

HEI Missouri, Inc.

HEI Sullivan, Inc.

M.W.A, Inc.

Medical Diagnostic Center Associates Limited Partnership

Metropolitan Providers Alliance, Inc.

Missouri Healthcare System, L.P.

Notami Hospitals of Missouri, Inc.

Ozarks Medical Services, Inc.

                                    NEBRASKA



Omaha Healthcare System, Inc.

                                     NEVADA



BNA Holdings, Inc.

CHC Venture Co.

CHCA Capital GP, Inc.

C/HCA Capital, Limited Partnership

CIS Holdings, Inc.

Columbia Hospital Corporation of West Houston

Columbia Southwest Division, Inc.

Columbia-SDH Holdings, Inc.

Columbia/TSP Holdings, Inc.

Consolidated Las Vegas Medical Centers

Desert Physical Therapy, Inc.
   Columbia Desert Physical Therapy

HCA Health Services of Nevada, Inc.

Health Service Partners, Inc.

James Bros., Inc.

Las Vegas Physical Therapy, Inc.
   Lynn Maguire Physical Therapy

Las Vegas Surgical Center, Ltd.

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd., a Nevada Limited Partnership
   Las Vegas Surgery Center

MHI, Inc.

National Care Services Corp. of Nevada
   Columbia Sunrise Diagnostic Center
   Kids Healthcare
   Sunrise Medical Tower III
   Sunrise Medical Tower IV
   Sunrise Professional Pharmacy

Nevada Psychiatric Company, Inc.

Pasadena Holdings, Inc.

Rio Grande/Piney Woods Holdings (Nevada), Inc.

Sahara Outpatient Surgery Center, Ltd., a Nevada Limited Partnership
   Sahara Surgery Center

Sunrise Clinical Research Institute, Inc.

Sunrise Flamingo Surgery Center, Limited Partnership
   Flamingo Surgery Center

Sunrise Mountainview Hospital, Inc.
   MountainView Hospital

Sunrise Outpatient Services, Inc.

Surgicare of Green Valley, Inc.

Surgicare of Las Vegas, Inc.

Value Health Holdings, Inc.

VH Holdco, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

                                  NEW HAMPSHIRE


HCA Health Services of New Hampshire, Inc.
   Portsmouth Pavilion
   Portsmouth Regional Hospital
   Londonderry Physical Therapy Center
   Main Street Medical Park
   Parkland Center for Wound Management
   Parkland Eldercare
   Parkland Medical Center
   Parkland Rehabilitation Services - Londonderry
   The Woman's Store @ Parkland Medical Center
   Windham Pediatrics

Health Imaging Centers, Inc.

Occupational Health Solutions of New England Limited Partnership
   Occupational Health Solutions of New England

                                   NEW MEXICO



HCA Health Services of New Mexico, Inc.

New Mexico Psychiatric Company, Inc.

                                    NEW YORK



Critical Care America of New York, Incorporated

                                 NORTH CAROLINA


CareOne Home Health Services, Inc.

Columbia Cape Fear Healthcare System, Limited Partnership

Columbia Davis Holdings, Inc.

Columbia North Carolina Division, Inc.
   Columbia Network Healthcare

Columbia-CFMH, Inc.

Cumberland Medical Center, Inc.

Galen of North Carolina, Inc.

HCA-Raleigh Community Hospital, Inc.
   Health Plus

Heritage Hospital, Inc.
   Northeastern Rehabilitation Center

Hospital Corporation of North Carolina
   Brunswick Community Hospital
   Columbia Care (NC)
   Intra-Net

HTI Health Services of North Carolina, Inc.

Mecklenburg Surgical Land Development, Ltd.

Old FDC Limited Partnership

Optical Shop, Inc.
   The Optical Shop

Raleigh Community Medical Office Building Ltd.

Raleigh Community Physical Therapy & Sports Medicine Center, Inc.

Salem Optical Company, Inc.

Southeastern Eye Center, Inc.

Wake Psychiatric Hospital, Inc.

                                      OHIO


AHN Holdings, Inc.

Columbia Beachwood Surgery Center, Ltd.

Columbia Dayton Surgery Center, Ltd.

Columbia Ohio Division, Inc.

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbus Health Imaging Partnership

E.N.T. Services, Inc.

Lorain County Surgery Center, Ltd.
   The Surgery Center Lorain

Middleburg Heights Surgical Center, Inc.

Ohio Health Choice Ventures, Inc.

Southwest Dual Diagnostic Center, G.P.

Surgicare of Beachwood, Inc.

Surgicare of Dayton, Inc.

Surgicare of Lorain County, Inc.

Surgicare of North Cincinnati, Inc.

Surgicare of Westlake, Inc.

The Surgery Center Laboratory, Inc.
   The Surgery Center

The Surgery Center, an Ohio Limited Partnership

The Surgery Center Radiology, Inc.

The Surgery Center West, Ltd.
   The Surgery Center West

Westlake Surgicare, L.P.

                                    OKLAHOMA


Bethany PHO, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Oklahoma Division, Inc.

Columbia/Edge Mobile Medical, L.L.C.

Edmond Physician Hospital Organization, Inc.

Green Country Anesthesiology Group, Inc.

HCA Health Services of Oklahoma, Inc.
   Capstone Medical Group
   Columbia Presbyterian Hospital
   Presbyterian Center for Healthy Living
   Rogers Occupational Clinic
   University Health Partners

Health Partners of Oklahoma, Inc.

Healthcare Oklahoma, Inc.

Integrated Management Services of Oklahoma, Inc.

Lake Region Health Alliance Corporation

Medical Imaging, Inc.

Millennium Health Care of Oklahoma, Inc.
   Seminole Medical Center

Oklahoma Outpatient Surgery Limited Partnership
   Oklahoma Surgicare

Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Presbyterian Office Building, Ltd.

Rogers County PHO, Inc.

Southwestern Medical Center, Inc.

Stephenson Laser Center, L.L.C.

Surgicare of Northwest Oklahoma, LP

Surgicare of Oklahoma City-Midtown, LP
   Columbia Surgicare-Midtown

Surgicare of Tulsa, Inc.
   Columbia Surgicare of Tulsa

Wagoner Medical Group, Inc.

                                  PENNSYLVANIA


Basic American Medical Equipment Company, Inc.

Surgicare of Philadelphia, Inc.

                                  RHODE ISLAND


Atwood Surgicare, Inc.

Blackstone Valley Surgicare, Inc.
   Columbia Blackstone Valley Surgicare

Columbia Northeast Corporation

Columbia Rhode Island Healthcare, Inc.

Johnston Ambulatory Surgical Associates, Ltd.

Pawtucket Outpatient Medical Building, Inc.

Surgicare at the Crossing Limited, a Rhode Island Limited Partnership

Warwick Surgicare, Inc.

Wayland Square Surgicare, Inc.
   Columbia Wayland Square Surgicare

                                 SOUTH CAROLINA


C/HCA Development, Inc.

Carolina Behavioral Health, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.
   Carolina Regional Surgery Center

Chesterfield General Hospital, Inc.

Coastal Carolina Home Care, Inc.

Colleton Ambulatory Care, LLC

Columbia Carolinas Division, Inc.

Columbia Charleston Healthcare System, Inc.

Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
   Providence Hospital

Columbia/HCA Healthcare Corporation of South Carolina

DMH Spartanburg, Inc.

Doctors Memorial Hospital, Inc.

Doctor's Memorial Hospital of Spartanburg, L.P.

Edisto Multispecialty Associates, Inc.
   Colleton Internal Medicine
   Colleton Pediatric Associates
   Edisto Ear, Nose and Throat
   Edisto Orthopaedics and Sports Medicine
   Walterboro Internal Medicine

HTI South Carolina, Inc.

Low Country Health Services, Inc. of the Southeast

Trident Eye Surgery Center, L.P.

Trident Medical Services, Inc.

Walterboro Community Hospital, Inc.
   Colleton Medical Center
   Colleton Regional Non-Emergent Clinic
   Pulaski Medical Center

                                   SWITZERLAND


Permanence de L'Hopital de la Tour
   Geneva Outpatient Clinic

La Tour S.A.
   Hospital de la Tour et Pavilion Gourgas

                                    TENNESSEE


America's Group, Inc.

Appalachian OB/GYN Associates, Inc.

Athens Community Hospital, Inc.
   Athens Regional Medical Center

Atrium Memorial Surgical Center, Ltd.
   Atrium Memorial Surgical Center

Availis Health Products, Inc.
   Availis

Centennial Surgery Center, L.P.
   Centennial Surgery Center

Central Credentialing Services, Inc.

Central Tennessee Hospital Corporation
   Cheatham Medical Center
   Horizon Medical Center
   Horizon Academy

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

Columbia Eastern Group, Inc.

Columbia Health Management, Inc.
   Columbia Healthcare Network
   Columbia Psychiatric Network
   The Health Advantage Network of Tennessee

Columbia Healthcare Network of Tri-Cities, Inc.

Columbia Healthcare Network of West Tennessee, Inc.

Columbia Information Systems, Inc.

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Athens, Inc.
   Athens Medical Group

Columbia Medical Group - Centennial, Inc.
   Cool Springs Medical Group
   Centennial Family Practice

Columbia Medical Group - Chatsworth, Inc.

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Dickson, Inc.
   Horizon Medical Group
   Waverly Healthcare Services

Columbia Medical Group - Eastridge, Inc.

Columbia Medical Group - Franklin Medical Clinic, Inc.

Columbia Medical Group - Hendersonville, Inc.
   Family Medical Center-Goodlettsville
   Family Medical Center-Portland
   Family Medical Center-White House
   Portland Community Health Center

Columbia Medical Group - Indian Path, Inc.
   Indian Path Medical Group

Columbia Medical Group - Nashville Memorial, Inc.
   Internal Medicine Group
   Memorial Family Medicine

Columbia Medical Group - North Side Specialty, Inc.

Columbia Medical Group - Parkridge, Inc.
   East Brainerd Medical Center
   Family & Sports Medicine
   Gunbarrel Medical
   Signal Mountain Medical Center
   St. Elmo Medical Center

Columbia Medical Group - Parthenon, Inc.

Columbia Medical Group - Regional, Inc.
   Jackson Regional Pediatric Center

Columbia Medical Group - River Park, Inc.
   McMinnville Medical Physicians
   Medical Group of McMinnville
   Pediatric and Adolescent Health Specialists
   River Park Clinic

Columbia Medical Group - South Pittsburg, Inc.

Columbia Medical Group - Southern Hills, Inc.
   Columbia Cool Springs Medical Center
   Family Practice Associates of Southern Hills





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

   Internal Medicine Associates of Southern Hills
   Pediatric Associates of Southern Hills

Columbia Medical Group - Southern Medical Group, Inc.

Columbia Medical Group - Stones River, Inc.
   Stones River Family Medicine

Columbia Medical Group - Summit, Inc.
   Summit Family Practice

Columbia Medical Group - Sycamore Shoals, Inc.
   Avoca Family Health Center
   Hampton Family Medical Center

Columbia Medical Group - The Frist Clinic, Inc.
   The Frist Clinic

Columbia Medical Group - Volunteer, Inc.
   Martin Specialty Clinic

Columbia Medical Group - Woodbury, Inc.

Columbia Mid-America Group, Inc.

Columbia Mid-Atlantic Division, Inc.

Columbia Nashville Division, Inc.

Columbia Northeast Division, Inc.

Columbia Regional Medical Center, L.L.C.

Columbia Volunteer Division, Inc.

Cumberland Division, Inc.

Eastern Idaho Regional, L.L.C.

Eastern Tennessee Medical Services, Inc.

GMC Management Services Organization, L.L.C.

HCA Crossroads Residential Centers, Inc.

HCA Development Company, Inc.

HCA Health Services of Tennessee, Inc.
   Centennial Medical Center
   Centennial Medical Center/Parthenon Pavilion

   Smyrna Medical Center
   Southern Hills Medical Center
   Summit Medical Center

HCA Home and Clinical Services, Inc.

HCA International Company

HCA Medical Services, Inc.

HCA Psychiatric Company

HCA Realty, Inc.

Healthcare Management Research and Development, Inc.

Healthtrust, Inc.-The Hospital Company (TN)

Hendersonville Hospital Corporation
   Hendersonville Hospital

Hometrust Management Services, Inc.

Horizon Occupational Health Services Corporation

Hospital Corporation of Tennessee
   Columbia Volunteer General Hospital
   Martin Pediatric and Adolescent Clinic

Hospital Realty Corporation

HTI Memorial Hospital Corporation
   Nashville Memorial Hospital
   Columbia Subacute Services of Tennessee
   Skyline Medical Center

HTI Tri-Cities Rehabilitation, Inc.

Indian Path Hospital, Inc.

Indian Path Hospital, L.L.C.

Indian Path Rehabilitation Center, Inc.

IPN Services, Inc.

Johnson City Eye & Ear Associates, L.P.

Johnson City Eye & Ear Hospital, Inc.

Judy's Foods, Inc.

Medical Center of Southwest Louisiana, L.P.
   Medical Center of Southwest Louisiana

Medical Center Surgery Associates, L.P.

Medical Plaza Ambulatory Surgery Center Associates, L.P.
   Plaza Day Surgery

Medical Plaza MRI, L.P.

Medical Resource Group, Inc.

Middle Tennessee Medical Services Corporation
   Masterpiece Healthcare Services
   TriMed Healthcare Services

Nashville Psychiatric Company, Inc.

Network Management Services, Inc.

North Florida Regional Freestanding Surgery Center, L.P.

North Side Hospital, Inc.

Northwest Hospital Cardiac Diagnostics, L.P.

Parkridge Health System, Inc.
   East Ridge Hospital
   Parkridge Medical Center
   Valley Hospital

Parkside Surgery Center, Inc.

Parthenon Financial Services, Inc.

Plano Ambulatory Surgery Associates, L.P.
   Columbia Surgery Center of Plano

Quantum Innovations, Inc.

Rio Grande Surgery Center Associates, L.P.
   Rio Grande Surgery Center

River Park Hospital, Inc.
   River Park Hospital (TN)

Rivergate Surgery Center, Limited Partnership

SP Acquisition Corp.
   Grandview Medical Center
   Columbia South Pittsburg Hospital
   Columbia Whitwell Medical Center

St. Mark's Ambulatory Surgery Associates, L.P.
   St. Mark's Outpatient Surgery Center

Sullins Surgical Center, Inc.

Summit Surgery Center, L.P.
   Summit Ambulatory Surgery Center

Surgicare of Madison, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.

Tennessee Healthcare Management, Inc.
   Brentwood Primary Care
   Company Care
   Columbia CorpCare Advantage
   Columbia Physician Services (TN)
   Manchester Family Medicine
   Marshall Medical Group
   Medical Associates of Athens
   Medical Group of Sparta
   Primary Care Associates
   The Englewood Clinic

Tri-City Lithotripsy

Trident Ambulatory Surgery Center, L.P.

                                      TEXAS


Ambulatory Endoscopy Clinic of Dallas, Ltd.
   Columbia Endoscopy Clinic of Dallas

Arlington Diagnostic South, Inc.

Austin Medical Center, Inc.
   Austin Diagnostic Clinic

Bailey Square Ambulatory Surgical Center, Ltd.
   Bailey Square Surgical Center

Bailey Square Outpatient Surgical Center, Inc.

Barrow Medical Center CT Services, Ltd.

Bay Area Healthcare Group, Ltd.
   Columbia On Call
   Corpus Christi Medical Center

Bay Area Surgical Investors, Ltd.

Bay Area Surgicare Center, Inc.

Beaumont Healthcare System, Inc.

Bedford-Northeast Community Hospital, Inc.
   Institute of Sports Rehabilitation and Fitness
   Northeast Community Hospital Skilled Nursing Unit

Bellaire Imaging, Inc.

Brazos Acquisition Corp.

Brownsville-Valley Regional Medical Center, Inc.

Central San Antonio Surgery Center, Ltd.
   Methodist Ambulatory Surgery Center Central San Antonio

Central San Antonio Surgical Center Investors, Ltd.

CHC Management, Ltd.

C.E.P. Physical Therapy Centers, Inc.

CHC Payroll Company

CHC Realty Company

CHC-El Paso Corp.

CHC Psychiatric Management, Ltd.

CHC-Miami Corp.

Clear Lake Regional Medical Center, Inc.
   Clear Lake Regional Medical Center

Clear Lake Surgicare, Ltd.
   Columbia Bay Area Surgicare Center

Coastal Bend Hospital CT Services, Ltd.

COL - NAMC Holdings, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Bay Area Realty, Ltd.

Columbia Call Center, Inc.
   Columbia Call Center

Columbia Central Group, Inc.

Columbia Central Texas Division, Inc.

Columbia Central Verification Services, Inc.

Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division, Inc.
   Greater Houston Division Creative Services
   Greater Houston Emergency Services, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.
   Columbia Healthcare Network (Houston)

Columbia Hospital at Medical City Dallas Subsidiary, L.P.
   Green Oaks Hospital
   Medical City Dallas Hospital

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Securities Corporation

Columbia Hospital - Arlington(WC), Ltd.

Columbia Hospital - El Paso, Ltd.

Columbia Lone Star/Arkansas Division, Inc.

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, LP
   Dallas Southwest Medical Center

Columbia Medical Center of Arlington Subsidiary, LP
   Medical Center of Arlington

Columbia Medical Center of Denton Subsidiary, LP
   Denton Regional Medical Center
   Denton Regional Medical Center - Little Elm
   Denton Regional Medical Center - Pilot Point
   Denton Regional Medical Center - Valley View
   Professional Health Care Services

Columbia Medical Center of Las Colinas, Inc.
   Las Colinas Medical Center

Columbia Medical Center of Lewisville Subsidiary, LP
   Medical Center of Lewisville

Columbia Medical Center of McKinney Subsidiary, LP
   North Central Medical Center

Columbia Medical Center of Plano Subsidiary, LP
   Medical Center of Plano

Columbia Medical Center of Sherman Subsidiary, LP

Columbia Navarro Regional Hospital Subsidiary, LP

Columbia North Hills Hospital Subsidiary, LP
   North Hills Hospital
   North Texas Pediatric Surgery Center

Columbia North Texas Division, Inc.


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

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center, Inc.

Columbia Patient Account Services, Inc.

Columbia PDC of Dallas, Ltd.
   Columbia Physicians Daysurgery Center

Columbia Plaza Medical Center of Fort Worth Subsidiary, LP
   Plaza Medical Center of Fort Worth
   Plaza Medical Center - East

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, LP

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia-Quantum, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA of San Angelo, Inc.

Columbia/HCA Western Group, Inc.

Columbia/Pasadena Healthcare System, L.P.

Columbia/St. David's Healthcare System, L.P.
   Columbia Central Texas Imaging Center
   Columbia/St. David's Medicenters
   Lifeway Home Health (Austin, TX)
   Lifeway Home Health (Austin, TX-2)

   Lifeway Home Health (Bastrop, TX)
   Lifeway Home Health (Giddings, TX)
   Lifeway Home Health (La Grange, TX)
   Lifeway Home Health (Lockhart, TX)
   Lifeway Home Health (Marble Falls, TX)
   Lifeway Home Health (Round Rock, TX)
   Lifeway Home Health (San Marcos, TX)
   North Austin Medical Center
   Round Rock Medical Center
   South Austin Hospital
   St. David's Healthcare Partnership
   St. David's Home Health Care
   St. David's Home Health Services
   St. David's Medical Center
   St. David's Pavillion
   St. David's Rehabilitation Center
   The Pavillion at St. David's

Conroe Hospital Corporation
   Conroe Regional Medical Center

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Surgery, Ltd.
   Surgicare of Corpus Christi

Credentialing Center of South Texas, Inc.

Cy-Fair Surgery Center, Ltd.

Doctors Hospital (Conroe), Inc.

E.P. Physical Therapy Centers, Inc.

El Paso Healthcare System, Ltd.
   Columbia Back Institute
   Columbia Behavioral Center
   Columbia Diagnostic Center
   Columbia Medical Center - East
   Columbia Medical Center - West
   Columbia Regional Oncology Center
   Columbia Sports Medicine Center
   Columbia Wound Care Center
   El Paso Infusion Therapy
   Nurses Unlimited of Van Horn
   Nurses Unlimited of Las Cruces
   Nurses Unlimited of Santa Teresa

El Paso Nurses Unlimited, Inc.
   Nurses Unlimited of El Paso

El Paso Pathology Group, P.A.

El Paso Physical Therapy Centers, Ltd.
   Columbia Physical Therapy Center

El Paso Surgery Center, Limited Partnership

El Paso Surgicenter, Inc.
   Columbia Surgical Center of El Paso

Endoscopy Clinic of Dallas, Inc.

EPIC Properties, Inc.

EPIC/Alliance of North Texas, Ltd.

EyeCare Providers of America, Inc.

Fort Worth Investments, Inc.

Galen Hospital of Baytown, Inc.

GalTex, LLC
   WellHealth Center

Gramercy Surgery Center, Ltd.
   Columbia Gramercy Outpatient Surgery Center

Greater Houston Emergency Services, Inc.

Greater Houston Preferred Provider Option, Inc.
   Greater Houston PPO

Gulf Coast Provider Network, Inc.

HCA Health Services of Texas, Inc.
   McAllen Regional Imaging Center
   Med Alliance
   Rio Grande Rehabilitation Hospital

HCA Plano Imaging, Inc.

Heart Center of Fort Worth, Ltd.

Heartcare of Texas, Ltd.

HEI Construction, Inc.

HEI Orange, Inc.

HEI Publishing, Inc.

HEI Sealy, Inc.

Houston Northwest Surgical Partners, Inc.

HTI Gulf Coast, Inc.

Kingwood Surgery Center, Ltd.
   Columbia Kingwood Medical Center

KPH-Consolidation, Inc.

Las Colinas Surgery Center, Ltd.

   Columbia Surgery Center of Las Colinas

Mansfield Hospital, Inc.

Med Plus of El Paso, Inc.

Med-Center Hosp./Houston, Inc.

Medical Care Surgery Center, Inc.

Medical Center Healthcare Alliance, Inc.

Medical City Dallas Hospital, Inc.
   Arlington Clinic
   Columbia Children's Hospital at Medical City Dallas
   Comfort Health Care Services
   Las Colinas Clinic

MediPurchase, Inc.

Methodist Healthcare System of San Antonio, Ltd.
   Bandera Medical Clinic
   Care One (Kerrville, TX)
   Care One (Kerrville,TX Private Duty)
   Care One (North Central San Antonio,TX)
   Care One (North East San Antonio, TX)
   Care One (San Antonio,TX)
   Care One (San Antonio, TX private duty)
   Care One (Seguin, TX)
   Care One (South East San Antonio)
   Fortner Daysurgery
   Methodist Homecare Health Alternatives
   Metropolitan Hospital (TX)
   Northeast Methodist Hospital
   San Antonio Regional
   Southwest Texas Methodist Hospital
   Women's and Children's Hospital(TX)

Metroplex Surgicenters, Inc.

MGH Medical, Inc.
   Metropolitan Transitional Care Unit

MHS Surgery Centers, L.L.C.

Mid-Cities Surgi-Center, Inc.

Navarro Memorial Hospital, Inc.
   Cedar Creek Medical Associates
   Kerens Clinic

North Hills Surgicare, LP

North Richland Hills Surgery Center, Inc.

North Texas General, L.P.

North Texas Technologies, Ltd.

Northeast Methodist Surgicare, Ltd.
   Methodist Ambulatory Surgery Center - Northeast

Northeast PHO, Inc.

Northeast Texas Imaging Center, Ltd.

Oakwood Surgery Center, Ltd.
   Oakwood Surgery Center

Orthopedic Hospital, Ltd.
   Texas Orthopedic Hospital

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Park Central Surgery Center, Ltd.
   Columbia Park Central Surgical Center

Parkway Cardiac Center, Ltd.

Pasadena Bayshore Hospital, Inc.
   Columbia Bayshore Medical Center

Qualitycare Network of Greater Houston, Inc.

Quantum/Bellaire Imaging, Ltd.

Rim Building Partners, L.P.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.
   Columbia Rosewood Medical Center
   MRI Southwest

Rosewood Professional Office Building, Ltd.

S.A. Medical Center, Inc.

Salt Lake MRI Services, Ltd.

San Antonio Regional Hospital, Inc.

South Texas Ambulatory Surgery Hospital, Ltd.
   Methodist Ambulatory Surgical Hospital - Northwest

South Texas Surgicare, Inc.

Southwest Houston Surgicare, Inc.

Spring Branch Medical Center, Inc.
   Columbia Spring Branch Medical Center

Sugar Land Surgery Center, Ltd.

Sun Towers/Vista Hills Holding Co.

Sunbelt Regional Medical Center, Inc.
   East Houston Regional Medical Center

Surgical Center of Dallas, Inc.

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, LP.
   West Houston Outpatient Surgicare Center

Surgicare of Central San Antonio, Inc.

Surgicare of Gramercy, Inc.

Surgicare of Kingwood, Inc.

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Travis Center, Inc.
   Columbia Travis Centre Outpatient Surgery

Texas Medical Technologies, Inc.

Texas Psychiatric Company, Inc.

The Family Birth Center, Ltd.

The West Texas Division of Columbia, Inc.

Village Oaks Medical Center, Inc.

W & C Hospital, Inc.

Waco Hospital Corp.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

WHMC, Inc.
   West Houston Medical Center

Willow Creek Hospital, Ltd.

Woman's Hospital of Texas, Incorporated

                                      UTAH


Brigham City Community Hospital, Inc.
   Brigham City Community Hospital

Brigham City Health Plan, Inc.

Brigham City Physicians Group, Inc.

Columbia Mountain Division, Inc.

Columbia Ogden Medical Center, Inc.
   Columbia Ogden Regional Medical Center

Columbia Utah Division, Inc.

Eastern Utah Health Plan, Inc.

General Hospitals of Galen, Inc.
   Peachtree Health and Fitness Center

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah
   Bountiful Laundry
   Lakeview Hospital

HTI Homemed of Utah, Inc.

HTI Physician Services of Utah, Inc.

HTI Utah Data Corporation

Lakeview Health Plan, Inc.

MHHE Corporation

Mountain View Health Plan, Inc.

Mountain View Hospital, Inc.
   Mountain View Medical Office Building
   Mountain View Hospital
   Timpanogos Regional Hospital

Mountain View Medical Office Building, Ltd.

Northern Utah Healthcare Corporation
   St. Mark's Hospital

Ogden Regional Health Plan, Inc.

Premier Medical Network, Inc.

Salt Lake City Surgicare, Inc.

Southridge Professional Plaza, L.L.C.

St. Mark's Investments, Inc.

St. Mark's Physicians, Inc.

The Wasatch Endoscopy Center, Ltd.

West Jordan Hospital Corporation




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




                                    VIRGINIA


Alleghany Primary Care, Inc.

Ambulatory Services Management Corp. of Chesterfield County, Inc.

Behavioral Health of Virginia Corporation

Chicago Medical School Hospital, Inc.

Chippenham and Johnston-Willis Hospitals, Inc.
   Amelia Healthcare Clinic
   Chippenham Medical Center
   Johnston-Willis Hospital
   Tucker Pavilion

Columbia Arlington Healthcare System, LLC

Columbia Central Atlantic Division, Inc.

Columbia Healthcare of Central Virginia, Inc.
   Bon Air Family Practice
   Columbia Practice Services
   Columbia Primary Care
   Medical Office Services
   Richmond Specialty Group
   South Richmond Family Physicians

Columbia Home Therapies of Virginia, Inc.

Columbia Medical Group - Southwest Virginia, Inc.
   Antonia Caday, M.D.

Columbia Pentagon City Hospital, L.L.C.

Columbia Physicians Services, Inc.

Columbia Primary Care Associates, Ltd.
   Ashburn Medical Center
   Associates in Medicine - Burke
   Associates in Medicine - Carlin Springs
   Associates in Medicine - Centerville
   Associates in Medicine - Fairfax
   Associates in Medicine - Fairlington
   Associates in Medicine - Falls Church
   Associates in Medicine - Falls Church East
   Associates in Medicine - Merrifield
   Associates in Medicine - Reston
   Associates in Medicine - Vienna
   Purceville Medical Center

   Purceville Urgent Care
   Reston Town Center Internal Medicine
   Tysons Corner Medical Center
   Tysons Pediatrics
   Union Mill Medical Center

Columbia Richmond Division, Inc.

Columbia South Little Rock, Inc.

Columbia/Alleghany Regional Hospital, Inc.
   Alleghany Healthcare Services
   Alleghany Regional Hospital

Columbia/HCA John Randolph, Inc.
   Columbia John Randolph Medical Center

Columbia/HCA Retreat Hospital, Inc.
   Columbia Retreat Hospital

Galen of Virginia

Galen Virginia Hospital Corporation

Galen-Med, Inc.
   Columbia Clinch Valley Medical Center

Generations Family Practice, Inc.

HCA Health Services of Virginia, Inc.
   Greater Richmond Physician Referral Service
   HCA Chester Office
   Henrico Doctors Hospital
   Lewis-Gale Psychiatric Center
   Petersburg Psychiatric Hospital
   Reston Town Center Pediatrics

Imaging and Surgery Centers Of Virginia, Inc.

Insight Clinic Services, LC

Lewis-Gale Hospital, Inc.

Management Services of the Virginias, Inc.

Medical Imaging & Technology Associates

Montgomery Regional Hospital, Inc.
   Blue Ridge Health Clinic

   Montgomery Regional Hospital

MOS Temps, Inc.

MRI of Reston Limited Partnership

New River Healthcare Plan, Inc.

NOCO, Inc.

Northern Virginia Hospital Corporation

Preferred Care of Richmond, Inc.

Preferred Hospitals, Inc.

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.
   Pulaski Community Hospital

Reston Hospital Lithotripter, J.V.

Surgicare of Virginia, Inc.
   Columbia Fairfax Surgical Center

United Ambulance Service, Inc.

Virginia Hematology & Oncology Associates, Inc.

Virginia Psychiatric Company, Inc.
   Columbia Dominion Hospital
   Peninsula Behavioral Center
   Peninsula Hospital



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




                                   WASHINGTON


ACH, Inc.

Capital Network Services, Inc.
   Capital Network Billing

Columbia Capital Medical Center Limited Partnership
   Capital Medical Center






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





                                  WEST VIRGINIA


Charleston Hospital, Inc.
   Columbia Saint Francis Hospital
   Saint Francis Health Clinic
   South Hills Primary Care

Columbia Parkersburg Healthcare System, Inc.

Columbia/HCA WVMS Member, Inc.
   Columbia Mobile Services

Columbia-S.J. Ventures Properties, Limited Partnership
   Columbia - Parkersburg Billing and Collectors
   Parkersburg Billing and Collectors

Columbia-St. Joseph's Healthcare System, Limited Partnership
   St. Joseph's Hospital

Galen of West Virginia, Inc.
   Columbia Home Infusion Services
   Galen Shared Services

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Raleigh General Hospital
   All Care Medical Supply
   Beckley Hospital
   Raleigh General Hospital

St. Luke's Princeton, LLC
   St. Luke's Hospital

Teays Valley Health Services Corp.
   Putnam General Hospital

Tri Cities Health Services Corp.
   Columbia River Park Hospital (WVA)

West Virginia Management Services Organization, Inc.
   Columbia Behavioral Health Network
   Physicians Care of The Virginias

Zone, Incorporated





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






                                    WISCONSIN


Psychiatric Company of Dane County, Inc.





                                       93